OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Supplement dated August 5, 2013 to the

Prospectus and Statement of Additional Information dated December 28, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Diversified Alternatives Fund (the “Fund”) dated December 28, 2012. Capitalized terms used herein are as defined in the Prospectus or SAI.

The Prospectus is revised as follows:

1.	The section titled “Portfolio Manager” on page 7 is deleted in its entirety and is replaced with the following:

Portfolio Manager. Mark Hamilton has been a portfolio manager of the Fund since August 2013.

2.	The section titled “How the Fund is Managed—Portfolio Manager” on page 20 is deleted in its entirety and is replaced with the following:

Portfolio Manager. The Fund's portfolio is managed by Mark Hamilton who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Hamilton has been a portfolio manager of the Fund since August 2013.

Mr. Hamilton has been Chief Investment Officer, Asset Allocation of the Sub-Adviser since April 2013 and a Senior Vice President of the Sub-Adviser since April 2013.  Mr. Hamilton served at AllianceBernstein L.P. from 1994 to 2013, as an Investment Director of Dynamic Asset Allocation from 2010 to 2013, Head of North American Blend Team from 2009 to 2010, and Senior Portfolio Manager of Blend Strategies from 2006 to 2010.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying Fund.

The SAI is revised as follows:

1.	Alan C. Gilston is no longer Vice President and Portfolio Manager of the Fund. All references to Mr. Gilston are hereby removed.

2.	The section titled “Portfolio Manager” on page 65-66 is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund is managed by Mark Hamilton who is responsible for the day-to-day management of the Fund’s investments.

  Other Accounts Managed.  In addition to managing the Fund’s investment portfolio, the Portfolio Manager also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those portfolios and accounts as of July 15, 2013:
Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Mark Hamilton	1	$1.77	1	$14.9	0	$0

1. In billions.

2. In millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

3.	The section titled “Ownership of Fund Shares” on page 66-67 is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of July 15, 2013, the Portfolio Manager did not beneficially own shares of the Fund.

August 5, 2013	PS1132.001